Retirement Plan	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Retirement Benefits [Abstract]
Retirement Plan

Note 8 — Retirement Plan

The Company maintains a 401(k) retirement plan covering eligible employees of the Company and its affiliates. Under the plan, participants may defer up to 6% of their annual compensation, with Syntec Optics matching 50% of employee contributions. Total contributions for the Company for the three months ended March 31, 2026 and 2025 amounted to $42,000 and $49,000, respectively.

Note 8 Retirement Plan

The Company maintains a 401(k) retirement plan covering eligible employees of the Company and its affiliate. Under the plan, participants may defer up to 84% of their annual compensation, with Syntec matching 50% of employee contributions not to exceed 6% of annual compensation. Total contributions for the Company for the years ended December 31, 2025 and 2024 amounted to $187,159 and $196,198, respectively.